UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 17, 2006 (July 17, 2006)


                      Revlon Consumer Products Corporation
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                33-59650                   13-3662953
--------------------------------------------------------------------------------
  (State or Other Jurisdiction of    (Commission             (I.R.S. Employer
           Incorporation)            File Number)           Identification No.)

                   237 Park Avenue
                  New York, New York                            10017
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.


On July 17, 2006, Revlon, Inc. ("Revlon"), the parent company of Revlon Consumer Products Corporation ("RCPC"), issued a press release (the "Press Release") updating its July 12, 2006 announcement that RCPC is seeking an amendment to its existing 2004 bank credit agreement to, among other things, add $75 million to the credit agreement's term loan facility. In such update, Revlon announced that due to the positive support from the lender group, the proposed term loan add-on to RCPC's existing $700 million term loan facility would be increased by an additional $25 million to a total add-on of $100 million.

A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit No.     Description
         -----------     -----------

         99.1 Press Release, dated July 17, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on July 17, 2006).



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REVLON CONSUMER
                                   PRODUCTS CORPORATION

                                   By:  /s/ Robert K. Kretzman
                                       ----------------------------------------
                                   Name:    Robert K. Kretzman
                                   Title:   Executive Vice President and
                                            General Counsel



Date: July 17, 2006


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


                                  EXHIBIT INDEX

         Exhibit No.     Description
         -----------     -----------

         99.1 Press Release, dated July 17, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on July 17, 2006).


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